Exhibit 10.1

COPANO ENERGY, L.L.C.,

COPANO ENERGY FINANCE CORPORATION,

THE GUARANTORS NAMED ON THE SIGNATURE PAGES HEREOF,

AND

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

______________

Fourth Supplemental Indenture

Dated as of April 11, 2013

to

Indenture

Dated as of April 5, 2011

7.125% Senior Notes due 2021

THIS FOURTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of April 11, 2013, is by and among Copano Energy, L.L.C., a Delaware limited liability company (the “Company”), Copano Energy Finance Corporation, a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the Guarantors (as defined in the Indenture referred to herein), and U.S. Bank National Association, as trustee (the “Trustee”).

RECITALS OF THE ISSUERS

WHEREAS, the Issuers, the Guarantors and the Trustee are parties to that certain Indenture dated as of April 5, 2011 (the “Original Indenture”), and the Original Indenture has been amended and supplemented by the First Supplemental Indenture dated as of April 5, 2011, relating to the Issuers’ 7.125% Senior Notes due 2021 (the “Notes”), the Second Supplemental Indenture dated April 6, 2011 and the Third Supplemental Indenture dated December 19, 2012 (the Original Indenture, as so amended and supplemented, the “Indenture”);

WHEREAS, $510,000,000 aggregate principal amount of Notes are currently outstanding;

WHEREAS, Section 10.02 of the Indenture provides that, with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes, the Issuers, the Guarantors and the Trustee may enter into an indenture supplemental to the Indenture for the purpose of amending or supplementing the Indenture (subject to certain exceptions);

WHEREAS, the Issuers desire and have requested the Trustee to join with them and the Guarantors in entering into this Supplemental Indenture for the purpose of amending the Indenture in certain respects as permitted by Section 10.02 of the Indenture;

WHEREAS, the Company has solicited consents to this Supplemental Indenture upon the terms and subject to the conditions set forth in its Consent Solicitation Statement dated March 28, 2013 and the related Letter of Consent; and

WHEREAS, (1) the Company has received the consent of the Holders of a majority in principal amount of the outstanding Notes, all as certified by an Officers’ Certificate delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture, (2) the Company has delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture an Opinion of Counsel relating to this Supplemental Indenture as contemplated by Section 10.06 of the Indenture and (3) the Issuers and the Guarantors have satisfied all other conditions required under Article 10 of the Indenture to enable the Issuers, the Guarantors and the Trustee to enter into this Supplemental Indenture.

NOW, THEREFORE, in consideration of the above premises, each party hereby agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE 1

AMENDMENTS TO THE INDENTURE

SECTION 1.01  Amendments to Section 5.03 – Reports.

Sections 5.03 of the Indenture is amended and restated in its entirety to read as follows:

(a)           Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, so long as any Notes are outstanding, the Company will file with the SEC for public availability within the time periods specified in the SEC’s rules and regulations under the Exchange Act (unless the SEC will not accept such a filing) and, within five Business Days of filing, or attempting to file, the same with the SEC, furnish to the Trustee and, upon its prior request, to any of the Holders or Beneficial Owners of the Notes:

(1)           all quarterly and annual financial and other information with respect to the Company and its Subsidiaries that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to the annual information only, a report thereon by the Company’s certified independent accountants; and

(2)           all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports.

The Company shall at all times comply with TIA § 314(a).

(b)           If the Company has designated any of its Subsidiaries as Unrestricted Subsidiaries, then, to the extent material, the quarterly and annual financial information required by paragraph (a) of this Section 5.03 shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes to the financial statements and in Management’s Discussion and Analysis of Financial Condition and Results of Operations, of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries.

(c)           Notwithstanding paragraphs (a) and (b) of this Section 5.03, if Kinder Morgan Energy Partners, L.P. (the “Partnership”) has executed a counterpart of this Indenture or an indenture supplemental hereto in order to provide the guarantee set forth in Section 11.08, then from and after the time of such execution, for as long as the Partnership remains such a guarantor, paragraphs (a) and (b) of this Section 5.03 shall not apply and the following provisions of this paragraph (c) of Section 5.03 shall govern:

(1)           The Partnership will file with the Trustee, within 15 days after the Partnership is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Partnership may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act.

(2)           The Partnership will transmit by mail to all Holders, as their names and addresses appear in the register maintained by the Registrar, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Partnership pursuant to paragraph (c)(1) of this Section 5.03 as may be required by rules and regulations prescribed from time to time by the SEC.

(3)           The Partnership will at all times comply with TIA § 314(a).

(d)           The availability of the foregoing information or reports on the SEC’s website will be deemed to satisfy the foregoing delivery requirements, as applicable.

(e)           Delivery of reports, information and documents to the Trustee under this Section is for informational purposes only and the Trustee’s receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein.

SECTION 1.03  Amendment to Section 7.01 – Events of Default.

Section 7.01(d) of the Indenture is amended and restated in its entirety to read as follows:

(d)           the Company, or the Partnership, as applicable, fails to comply with the provisions of Section 5.03 for 90 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding of such failure;

SECTION 1.03  Amendment to Article 11 – Guarantees of Notes.

Article 11 of the Indenture is amended by adding the following Section 11.08 thereto:

Section 11.08. Partnership Guarantee.

(a)           This Section 11.08 shall, and the Partnership Guarantee provided for herein shall, become effective upon the execution of a counterpart of this Indenture or an indenture supplemental hereto by the Partnership in order to provide such Partnership Guarantee.

(b)           Subject to this Section 11.08, upon executing a counterpart of this Indenture or an indenture supplemental hereto in order to provide the guarantee set forth in this Section 11.08, the Partnership hereby, jointly and severally with the Subsidiary Guarantees of the Guarantors, unconditionally guarantees, on a senior unsecured basis, to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes held thereby and the Obligations of the Issuers hereunder and thereunder, that: (a) the principal of, premium, if any, and interest on the Notes will be promptly paid in full when due, subject to any applicable grace period, whether at Stated Maturity, by acceleration, upon repurchase or redemption or otherwise, and interest on the overdue principal of and premium, if any, and (to the extent permitted by law) interest on the Notes, and all other payment Obligations of the Issuers to the Holders or the Trustee hereunder or thereunder will be promptly paid in full and performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at Stated Maturity, by acceleration, upon repurchase or redemption or otherwise. Failing payment when so due of any amount so guaranteed for whatever reason, the Partnership and the Guarantors will be jointly and severally obligated to pay the same immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under the guarantee of the Partnership in this Section 11.08 (the “Partnership Guarantee”), and shall entitle the Holders to accelerate the obligations of the Partnership  hereunder in the same manner and to the same extent as the Obligations of the Issuers.

The Partnership hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against an Issuer, any action to enforce the same or any other circumstance (other than complete performance) which might otherwise constitute a legal or equitable discharge or defense of the Partnership.  The Partnership further, to the extent permitted by law, hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of an Issuer, any right to require a proceeding first against an Issuer, protest, notice and all demands whatsoever and covenants that this Partnership Guarantee will not be discharged except by complete performance of the Obligations contained in the Notes and this Indenture.

If any Holder or the Trustee is required by any court or otherwise to return to an Issuer, the Partnership, the Guarantors, or any Custodian, Trustee or other similar official acting in relation to any of the Issuers, the Partnership or the Guarantors, any amount paid by an Issuer, the Partnership or any Guarantor to the Trustee or such Holder, the Partnership Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

The Partnership further agrees that, as between the Partnership, on the one hand, and the Holders and the Trustee, on the other hand, (1) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 7 hereof for the purposes of this Partnership Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed thereby, and (2) in the event of any declaration of acceleration of such Obligations as provided in Article 7 hereof, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Partnership for the purpose of this Partnership Guarantee. The Partnership shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Subsidiary Guarantees.

The Partnership shall be subrogated to all rights of the Holders of the Notes against the Company in respect of any amount paid by the Partnership on account of such Notes pursuant to the provisions of this Partnership Guarantee or this Indenture; provided, however, that the Partnership shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, any premium and interest on all Notes issued hereunder shall have been paid in full.

(c)           To evidence the Partnership Guarantee set forth in this Section 11.08, the Partnership hereby agrees that a notation of such Partnership Guarantee substantially in the form set forth in paragraph (e) of this Section 11.08 will be endorsed by manual or facsimile signature by an authorized signatory of the Partnership on each Note authenticated and delivered by the Trustee.

The Partnership hereby agrees that the Partnership Guarantee set forth in this Section 11.08 will remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Partnership Guarantee. If an authorized signatory whose signature is on the notation of Partnership Guarantee no longer holds that office at the time the Trustee authenticates the Note on which a notation of Partnership Guarantee is endorsed, the Partnership Guarantee will be valid nevertheless.

The delivery of any Note by the Trustee, after the authentication thereof hereunder, will constitute due delivery of the Partnership Guarantee set forth in this Indenture on behalf of the Partnership.

(d)           In case at any time any Paying Agent other than the Trustee shall have been appointed and be then acting hereunder, the term “Trustee” as used in this Section 11.08 shall in each case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully and for all intents and purposes as if such Paying Agent were named in this Section 11.08 in place of the Trustee.

(e)           Form of notation of Partnership Guarantee:

Subject to the limitations set forth in the Indenture (the “Indenture”) referred to in the Note upon which this notation is endorsed, Kinder Morgan Energy Partners, L.P. has unconditionally guaranteed: (a) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity or interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of, premium, if any, and interest if lawful, on the Notes, (c) the due and punctual payment or performance of all other payment Obligations of the Issuers to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, the prompt payment in full thereof when due or performance thereof in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.  This Partnership Guarantee is subject to the limitations set forth in the Indenture, including Section 11.08 thereof.

PARTNERSHIP:

KINDER MORGAN ENERGY PARTNERS, L.P.

By:	Kinder Morgan G.P., Inc.,
its general partner

By:	Kinder Morgan Management, LLC
its delegate

By: ____________________________
Name:
Title:

(f)           The Partnership hereby agrees that the provisions of Section 5.03(c) are binding upon it.

ARTICLE 2

MISCELLANEOUS

SECTION 2.01  Defined Terms.

For all purposes of this Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

SECTION 2.02  Indenture.

Except as amended hereby, the Indenture and the Notes are in all respects ratified and confirmed and all the terms shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby and all terms and conditions of both shall be read together as though they constitute a single instrument, except that in the case of conflict the provisions of this Supplemental Indenture shall control.

SECTION 2.03  Governing Law.

THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 2.04  Successors.

All agreements of the Issuers and the Guarantors in this Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

SECTION 2.05  Duplicate Originals.

All parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement. It is the express intent of the parties to be bound by the exchange of signatures on this Supplemental Indenture via telecopy or other form of electronic transmission.

SECTION 2.06  Severability.

In case any one or more of the provisions in this Supplemental Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

SECTION 2.07  Trustee Disclaimer.

The Trustee accepts the amendments of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Issuers and the Guarantors, and the Trustee makes no representation with respect to any such matters. Additionally, the Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

SECTION 2.08  Effectiveness.

The provisions of this Supplemental Indenture shall be effective only upon execution and delivery of this instrument by the parties hereto.

SECTION 2.09  Effect of Headings.

The Section headings herein are for convenience only and shall not affect the construction thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and delivered as of the day and year first written above.

COPANO ENERGY, L.L.C.

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

COPANO ENERGY FINANCE CORPORATION,

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

[Signature Page to Fourth Supplemental Indenture]

GUARANTORS:

ACP TEXAS, L.L.C.
ALAMO CREEK PROPERTIES, L.L.C.
CANTERA GAS COMPANY LLC
CMW ENERGY SERVICES, L.L.C.
COPANO EAGLE FORD LLC
COPANO ENERGY SERVICES (TEXAS) GP, L.L.C.
COPANO ENERGY SERVICES GP, L.L.C.
COPANO ENERGY/MID-CONTINENT, L.L.C.
COPANO ENERGY/ROCKY MOUNTAINS, L.L.C.
COPANO FIELD FACILITIES/ROCKY MOUNTAINS, LLC
COPANO FIELD SERVICES GP, L.L.C.
COPANO FIELD SERVICES/CENTRAL GULF COAST GP, L.L.C.
COPANO FIELD SERVICES/NORTH TEXAS, L.L.C.
COPANO FIELD SERVICES/ROCKY MOUNTAINS, LLC
COPANO LIBERTY, LLC
COPANO NATURAL GAS/ROCKY MOUNTAINS, LLC
COPANO NGL SERVICES (MARKHAM), L.L.C.
COPANO NGL SERVICES GP, L.L.C.
COPANO PIPELINES (TEXAS) GP, L.L.C.
COPANO PIPELINES GP, L.L.C.
COPANO PIPELINES/NORTH TEXAS, L.L.C.
COPANO PIPELINES/ROCKY MOUNTAINS, LLC
COPANO DOUBLE EAGLE LLC
COPANO PROCESSING GP, L.L.C.
COPANO PROCESSING/LOUISIANA, LLC
COPANO/RED RIVER GATHERING GP, L.L.C.
COPANO/WEBB-DUVAL PIPELINE GP, L.L.C.
CPNO SERVICES GP, L.L.C.
ESTES COVE FACILITIES, L.L.C.
GREENWOOD GATHERING, L.L.C.
NUECES GATHERING, L.L.C.
RIVER VIEW PIPELINES, L.L.C.
SCISSORTAIL ENERGY, LLC
HARRAH MIDSTREAM LLC
CDE PIPELINE LLC

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

COPANO PROCESSING, L.P.

By:	Copano Processing GP, L.L.C.,
its general partner

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

COPANO NGL SERVICES, L.P.

By:	Copano NGL Services GP, L.L.C.,
its general partner

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

[Signature Page to Fourth Supplemental Indenture]

CHC LP HOLDINGS, L.L.C.
COPANO HOUSTON CENTRAL, L.L.C.
COPANO PIPELINES GROUP, L.L.C.
COPANO/RED RIVER GATHERING LP HOLDINGS, L.L.C.
CPG LP HOLDINGS, L.L.C.
CPNO SERVICES LP HOLDINGS, L.L.C.
CWDPL LP HOLDINGS, L.L.C.

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

COPANO GENERAL PARTNERS, INC.

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

COPANO FIELD SERVICES/AGUA DULCE, L.P.
COPANO FIELD SERVICES/COPANO BAY, L.P.
COPANO FIELD SERVICES/KARNES, L.P.
COPANO FIELD SERVICES/LIVE OAK, L.P.
COPANO FIELD SERVICES/SOUTH TEXAS, L.P.
COPANO FIELD SERVICES/UPPER GULF COAST, L.P.

By:	Copano Field Services GP, L.L.C.,
general partner

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

[Signature Page to Fourth Supplemental Indenture]

COPANO PIPELINES/HEBBRONVILLE, L.P.
COPANO PIPELINES/SOUTH TEXAS, L.P.
COPANO PIPELINES/UPPER GULF COAST, L.P.

By: Copano Pipelines GP, L.L.C.,
its general partner

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

COPANO PIPELINES/TEXAS GULF COAST, L.P.

By:	Copano Pipelines (Texas) GP, L.L.C.,
its general partner

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

[Signature Page to Fourth Supplemental Indenture]

COPANO FIELD SERVICES/CENTRAL GULF COAST, L.P.

By:	Copano Field Services/Central Gulf Coast GP, L.L.C.,
its general partner

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

COPANO ENERGY SERVICES/UPPER GULF COAST, L.P.

By:	Copano Energy Services GP, L.L.C.,
its general partner

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

COPANO ENERGY SERVICES/TEXAS GULF COAST, L.P.

By:	Copano Energy Services (Texas) GP, L.L.C.,
its general partner

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

[Signature Page to Fourth Supplemental Indenture]

COPANO/WEBB-DUVAL PIPELINE, L.P.

By:	Copano/Webb-Duval Pipeline GP, L.L.C.,
its general partner

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

COPANO RISK MANAGEMENT, L.P.
CPNO SERVICES, L.P.

By:	CPNO Services GP, L.L.C.,
its general partner

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

CIMMARRON GATHERING, LP

By:	Copano/Red River Gathering GP, L.L.C.,
its general partner

By:	/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and
Chief Financial Officer

[Signature Page to Fourth Supplemental Indenture]

TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Israel Lugo
Name: Israel Lugo
Title: Vice President

[Signature Page to Fourth Supplemental Indenture]